UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2022 (March 10, 2022)

CHW Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40764	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road

Suite 403

Purchase, New York 10577

(Address of principal executive offices, including zip code)

(914) 603-5016

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 par share, and one Redeemable Warrant	CHWAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share, included as part of the Units	CHWA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	CHWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on February 2, 2022, CHW Acquisition Corporation, a Cayman Islands exempted company (“CHW”), CHW Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of CHW (“Merger Sub”), and Wag Labs, Inc., a Delaware corporation (“Wag”), entered into a Business Combination Agreement, pursuant to which, and subject to the terms and conditions contained therein, the business combination of CHW, Merger Sub and Wag will be effected.

On March 10, 2022, Wag issued a press release (the “Press Release”) announcing Wag’s financial results for the quarter and year ended December 31, 2021. A copy of the Press Release is filed herewith as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the proposed business combination, CHW will file a registration statement on Form S-4 (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4 will include a proxy statement of CHW and a prospectus of Wag!, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all CHW shareholders. Additionally, CHW will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Before making any voting or investment decision, investors and security holders of CHW are urged to read the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Participants in Solicitation

CHW, Wag! and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of CHW's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of CHW's directors and officers in CHW's filings with the SEC, including CHW's initial public offering prospectus, which was filed with the SEC on August 30, 2021, CHW's subsequent quarterly reports on Form 10-Q, annual reports on Form 10-K and the Form S-4. To the extent that holdings of CHW's securities by CHW's insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CHW's shareholders in connection with the business combination will be included in the proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of CHW or Wag!, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between CHW and Wag!. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," "strategy," "future," "opportunity," "would," "seem," "seek," "outlook" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and they must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Wag!'s and CHW's expectations with respect to anticipated financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of CHW's initial public offering prospectus and its subsequent quarterly reports on Form 10-Q and annual reports on Form 10-K. In addition, there will be risks and uncertainties described in the Form S-4 and other documents which are or will be filed by CHW from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Wag!'s and CHW's control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against CHW or Wag! following the announcement of the proposed business combination; (2) the inability to complete the proposed business combination, including due to the inability to concurrently close the business combination and related transactions, including the private placement of common stock, borrowing under the term loan or due to failure to obtain approval of the shareholders of CHW; (3) the risk that the proposed business combination may not be completed by CHW's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CHW; (4) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval by the shareholders of CHW, the satisfaction of the minimum cash requirement following any redemptions by CHW's public shareholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (7) volatility in the price of CHW's or Wag!'s securities; (8) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (9) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with users and suppliers and retain key employees; (10) costs related to the proposed business combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Wag! operates; (14) the impact of the global COVID-19 pandemic; (15) the potential inability of Wag! to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (16) the enforceability of Wag!'s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (17) other risks and uncertainties described in CHW's initial public offering prospectus, its subsequent Quarterly Reports on Form 10-Q and the Form S-4. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Wag! and CHW caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Wag! nor CHW gives any assurance that Wag! or CHW will achieve its expectations. None of Wag! or CHW undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated March 10, 2022.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHW ACQUISITION CORPORATION

Date: March 10, 2022	By:	/s/ Jonah Raskas
Name: Jonah Raskas Title: Chief Executive Officer